United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 April 13, 2005
                                 --------------


                                   FNB BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


              000-49693                               92-2115369
       ------------------------            ---------------------------------
       (Commission File Number)            (IRS Employer Identification No.)


            975 El Camino Real, South San Francisco, California 94080
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant's Certifying Accountant.

         The firm of KPMG LLP served the registrant, FNB Bancorp (the "Company"), as principal accountants for the 2004 fiscal year. On April 8, 2005, the Board of Directors of the Company approved the recommendation of the Audit Committee of the Board of Directors to change the Company's certifying accountant. On April 13, 2005, the Company notified KPMG LLP of their dismissal and termination as independent public accountants for the Company, effective April 13, 2005.

         The audit reports of KPMG LLP on the consolidated financial statements of the Company and its subsidiary, First National Bank of Northern California, as of and for the fiscal years ending December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the two most recent fiscal years ended December 31, 2004, and subsequent interim period through April 13, 2005, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years ending December 31, 2004, and the subsequent period through April 13, 2005.

         A letter from KPMG LLP dated April 18, 2005, addressed to the Securities and Exchange Commission, in compliance with Item 304(a)(3) of Regulation S-K, is attached to this report as Exhibit 16.

         On April 19, 2005, the Company announced that it had engaged Moss Adams LLP as the Company's principal accountants for the 2005 fiscal year, effective as of April 13, 2005 per the Board of Directors approval of the Audit Committee's recommendation in compliance with Item 304(a)(1)(iii). A copy of the April 19, 2005 press release of the Company, reporting the engagement of Moss Adams LLP, is attached to this report as Exhibit 99.26 and is incorporated here by reference.

         During the fiscal years ending December 31, 2004 and 2003, and the interim period between December 31, 2004 and April 13, 2005, the Company did not consult with Moss Adams LLP regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

         (c)      Exhibits

                  16      Letter of KPMG LLP Regarding Change in Certifying
                          Accountant
                  99.26   Press Release Announcing New Certifying Accountant

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FNB BANCORP  (Registrant)


Dated:  April  18, 2005.               By: /s/ JAMES B. RAMSEY
                                           -------------------------------------
                                           James B. Ramsey
                                           Senior Vice President and
                                           Chief Financial Officer


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